Exhibit 10.124
                              ASSIGNMENT AGREEMENT



         THIS ASSIGNMENT AGREEMENT (this "Agreement") made this 3rd day of July, 1996, by and between CarePlex of Newton, Inc., a Delaware corporation ("CNI"), and CareMatrix of Massachusetts, Inc., a Delaware corporation ("CareMatrix").

                               W I T N E S S E T H

         WHEREAS, CNI has entered into that certain Development Agreement with Lasell Village, Inc. and Lasell Collage (collectively, "Lasell"), dated May 10, 1996 for the development of a senior housing facility to be located in Newton, Massachusetts (the "Development Agreement"); and

         WHEREAS, CNI desires to assign its rights and obligations under the Development Agreement to CareMatrix and CareMatrix desires to assume such rights and obligations.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. CNI hereby assigns, sets over and transfers unto CareMatrix to have and to hold from and after the date hereof, all of the right, title and interest of CNI in, to and under the Development Agreement, and CareMatrix hereby accepts the within assignment and assumes and agrees with CNI, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Development Agreement on the part of CNI thereunder to be performed on and after the date hereof, in the same manner and with the same force and effect as if CareMatrix had originally executed the Development Agreement.

         2. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and
         (iii) may not be modified orally, but only by a writing signed by each of CNI and CareMatrix.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
         Agreement as of the date and year first above written.

                                         CAREPLEX OF NEWTON, INC.

                                         By: _________________________
                                               Name:
                                               Title:


                                         CAREMATRIX OF MASSACHUSETTS, INC.

                                         By: _________________________
                                               Name:
                                               Title: